Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (the “Agreement”), dated as of June 15, 2005, is entered into between the undersigned stockholder (“Stockholder”) of Integrated Device Technology, Inc., a Delaware corporation (“Parent”), and Integrated Circuit Systems, Inc., a Pennsylvania corporation (the “Company”).

WHEREAS, concurrently with the execution of this Agreement, the Company, Parent and Colonial Merger Sub I, Inc., a Pennsylvania corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, inter alia, the merger of the Company with and into Merger Sub (the “Merger”) pursuant to the terms and on the conditions set forth in the Merger Agreement;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has requested that Stockholder make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.001 per share, of the Parent (the “Shares”) beneficially owned by Stockholder and set forth opposite Stockholder’s signature on the signature page hereto (the “Stockholder Shares”); and

WHEREAS, in order to induce the Company to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Representations of Stockholder. Stockholder represents and warrants to the Company that (a) Stockholder lawfully beneficially owns (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) all of the Stockholder Shares free and clear of all liens, claims, charges, security interests or other encumbrances and, except pursuant to this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any Shares, and there are no voting trusts or voting agreements with respect to the Stockholder Shares, (b) Stockholder does not beneficially own any Shares other than the Stockholder Shares and (c) Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder in accordance with its terms.

2. Representations of the Company. The Company has full power and authority to enter into, execute and deliver this Agreement and to perform fully the Company’s obligations hereunder. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company in accordance with its terms.

3. Agreement to Vote Shares; Irrevocable Proxy.

(a) Stockholder agrees during the term of this Agreement to vote the Stockholder Shares and any New Shares (as defined in Section 8 hereof), and to cause any holder of record of such Shares to vote, (i) in favor of (A) adoption and approval of the Merger Agreement and the Merger and (B) any other matters directly related thereto, including, but not limited to, the Share Issuance (as that term is defined in the Merger Agreement), in either case at every meeting of the stockholders of Parent at which any such matters are considered and at every adjournment or postponement thereof, (ii) against any amendment of Parent’s Certificate of Incorporation or Parent’s Bylaws that would prevent, impede or interfere with the Merger or inhibit the timely consummation of the Merger, and (iii) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of Parent or its subsidiaries.

(b) Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Stockholder Shares and any New Shares in accordance with Section 3(a). This proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and power of attorney. The proxy and power of attorney granted hereunder by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder with respect to the matters contemplated by Section 3(a). The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4. No Voting Trusts or Other Arrangements. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, deposit any of the Stockholder Shares in a voting trust, grant any proxies with respect to the Stockholder Shares or subject any of the Stockholder Shares to any arrangement with respect to the voting of the Stockholder Shares other than agreements entered into with the Company.

5. No Proxy Solicitations. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Merger or the Share Issuance or otherwise encourage or assist any party in taking or planning any action which would reasonably be expected to compete with, impede, interfere with or attempt to discourage the consummation of the Merger or the Share Issuance or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a stockholders’ vote or action by consent of Parent’s stockholders in opposition to or in competition with the consummation of the Merger or the Share Issuance, or (c) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of Parent for the purpose of opposing or competing with the consummation of the Merger or the Share Issuance.

6. Stockholder Capacity. Notwithstanding anything to the contrary set forth herein, Stockholder is entering into this Agreement solely in Stockholder’s capacity as the holder of the Stockholder Shares and New Shares, as may become applicable, and nothing in this Agreement shall prevent Stockholder from taking any action or omitting to take any action in Stockholder’s capacity as a member of the board of directors of Parent or any of its subsidiaries (or any committee thereof) or as an officer or employee of Parent or any of its subsidiaries, in either case as applicable or as may become applicable to the Stockholder.

7. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder Shares or New Shares. This Section 7 shall not prohibit a transfer of any Stockholder Shares or New Shares by Stockholder (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder immediate family, (ii) upon the death of Stockholder, or (iii) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement.

8. Additional Purchases. Stockholder agrees that all Shares that Stockholder purchases, acquires the right to vote or share in the voting of, or otherwise acquires beneficial ownership of, including upon the exercise of options to purchase Shares, after the execution of this Agreement or for which Stockholder has not included as Stockholder Shares as of the date hereof for any reason (all such Shares collectively, “New Shares”), shall be subject to the terms of this Agreement to the same extent as if they constituted Stockholder Shares as of the date hereof.

9. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

10. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provision hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

11. Notices. All notices hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission or on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:

Integrated Circuit Systems, Inc.

2435 Boulevard of The Generals

Norristown, PA 19043

Fax: (610) 630-9077

Attn: Chief Executive Officer

With a copy (which shall not constitute notice to the Company) to:

Kirkland & Ellis LLP

Citigroup Center

153 East 53rd Street

New York, NY 10022

Fax: (212) 446-6460

Attn: Lance C. Balk and Andrew E. Nagel

If to Stockholder, to the address or telecopy number set forth for Stockholder on the signature page hereof:

With a copy (which shall not constitute notice to Stockholder) to:

Latham & Watkins LLP

135 Commonwealth Drive

Menlo Park, CA 94114

Fax: (650) 463-2600

Attn: Christopher L. Kaufman

12. Miscellaneous.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in each case sitting in New York County, New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN SECTION 12(a) AND THIS SECTION 12(b).

(c) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

(d) This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(e) This Agreement shall terminate automatically upon the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement), or (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

(f) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(g) The provisions of Section 9.5 of the Merger Agreement are incorporated herein to be deemed applicable to the interpretation of this Agreement.

(h) The obligations of the parties set forth in this Agreement shall not be effective or binding upon either party hereto until such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub.

(i) Stockholder hereby authorizes Parent and the Company to publish and disclose in the joint proxy statement/prospectus relating to the Merger Agreement and the Merger Agreement and the registration statement relating to the shares of common stock of Parent to be received by holders of Shares in the Merger (including any and all documents and schedules filed with the Securities and Exchange Commission relating to any either such document) its identity and ownership of Stockholder Shares and New Shares and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

(j) No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that the Company may assign its rights and obligations hereunder to any of its direct or indirect wholly-owned subsidiaries. Any assignment contrary to the provisions of this Section 12(j) shall be null and void.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INTEGRATED CIRCUIT SYSTEMS, INC., a Pennsylania corporation

By:
Name:
Title:

STOCKHOLDER

No. of Shares Beneficially Beneficially Owned:
Name:

Information for notices as contemplated by Section 11:

Address:

Telecopy Number: